First Allmerica Financial Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.533.2124

ANNUAL REPORT — 12/31/2013

FOR CONTRACT HOLDERS OF:	DELAWARE MEDALLION I, II & III
DELAWARE GOLDEN MEDALLION

March 17, 2014
VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.

Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-8114 1933 Act Registration Numbers: 33-71054, 333-54218 CIK: 0000914284 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Delaware VIP Trust (Standard Class)	814230	March 7, 2014
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 28, 2014
The Alger Portfolios (Class I-2)	832566	March 3, 2014
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 24, 2014
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 5, 2014
Lincoln Variable Insurance Products Trust (Standard Class)	914036	February 26, 2014
Pioneer Variable Contracts Trust (Class II)	930709	February 27, 2014

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Scott D. Silverman
Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

First Allmerica Financial Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772